The Saratoga Advantage Trust

Supplement dated April 24, 2012 to the Statement of Additional Information Dated

December 30, 2011 of the Saratoga Advantage Trust (the “SAI”)

Reference is made to the section entitled “INVESTMENT OF THE TRUST’S ASSETS AND RELATED RISKS”, subsection “REGULATORY ASPECTS OF HEDGING INSTRUMENTS” on page 18 of the SAI.  The last paragraph in this subsection is deleted in its entirety and replaced with the following:

Saratoga, with respect to the Portfolios, has filed with the National Futures Association, a notice claiming an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act, as amended, and the rules of the Commodity Futures Trading Commission promulgated thereunder, with respect to the Portfolios’ operations. In February 2012, the CFTC adopted certain regulatory changes that may impact the Portfolios by subjecting certain of the Advisers to registration with the CFTC as a commodity pool operator ("CPO") of certain Portfolios, unless the Portfolio is able to comply with certain trading and marketing limitations on its investments in futures and certain other instruments. If an Adviser becomes subject to CFTC registration as a CPO, the disclosure and operations of the Portfolio would need to comply with all applicable CFTC regulations. Compliance with these additional registration and regulatory requirements would increase Portfolio expenses.

Reference is made to the section entitled “TRUSTEES AND OFFICERS” beginning on page 61 of the SAI:

William B. Blundin has retired from the Board of Trustees.

Reference is made to the subsection entitled “Compensation” located on page 67.  The information below is inserted after the first two paragraphs in this section:

As of April 12, 2012, each Independent Trustee will receive fees for attendance, in-person or by telephone, at regular or special Board and Audit Committee and other committee meetings and at non-regular limited purpose Board meetings, based on the aggregate value of the Portfolios’ assets on the last day of the reporting month for each meeting according to the following schedule:

Aggregate Value of Portfolios’ Assets	Trustee Fee Per Board Meeting Day	Trustee Fee Per Audit Committee Meeting and Other Committee Meeting Day	Trustee Fee Per Non-Regular Limited Purpose Board Meeting
Below $200 million	$2,500	$500	$500
$200 million to $249,999,999	$3,000	$600	$500
$250 million to $299,999,999	$3,500	$700	$500
$300 million and above	$4,000	$800	$500

 Such compensation is paid by each Portfolio in proportion to each Portfolio’s assets relative to the aggregate of all of the Portfolios’ assets, with the exception of the U.S. Government Money Market Portfolio for which the Trustees have agreed to waive their fees.

Please retain this supplement for future reference.